MERRILL LYNCH INTERNET STRATEGIES FUND, INC.

        Supplement dated May 4, 2001 to Prospectus dated March 14, 2000

         The Board of Directors of Merrill Lynch Internet Strategies Fund, Inc. (the "Fund"), approved an Agreement and Plan of Reorganization among the Fund, Merrill Lynch Global Technology Fund, Inc. ("Global Technology") and Master Internet Strategies Trust whereby Global Technology will acquire all of the assets and will assume all of the liabilities of the Fund and will simultaneously distribute to the Fund newly-issued shares of Global Technology. Such shares will then be distributed on a proportionate basis to the stockholders of the Fund in liquidation of the Fund. After the completion of these transactions, the Fund will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

         The Reorganization is conditioned upon, among other things, approval by the Fund's stockholders. A special meeting of the stockholders of the Fund to consider the Reorganization has been called for August 31, 2001. The record date for determining the stockholders entitled to receive notice of and to vote at the special meeting is June 8, 2001. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the fourth calendar quarter of 2001.

         If the Reorganization takes place, Fund stockholders will receive shares of the class of Global Technology having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, as the shares of the Fund held by them immediately prior to the Reorganization.

Code #19084-03-00